UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2017
Viavi Solutions Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 America Center Drive, 6th Floor, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

(408) 404-3600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Audit Committee Chair
On November 15, 2017, the Board of Directors (the “Board”) of Viavi Solutions Inc. (the “Company”) appointed Donald Colvin to serve as Chair of the Company’s audit committee (the “Audit Committee”), effective immediately. Mr Colvin has served on the Audit Committee since his appointment by the Board in September 2017, at which time the Board determined that Mr. Colvin is “independent” as defined in the applicable rules and regulations of the United States Securities and Exchange Commission (“SEC”) and NASDAQ and is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K of the Exchange Act of 1934, as amended.
Pamela Strayer, the former Chair of the Audit Committee, will continue to serve as a member of the Audit Committee, along with Keith Barnes and Masood Jabbar. In connection with his service as Chair of the Audit Committee, Mr. Colvin will be entitled to the compensation described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on October 4, 2017, (the “2017 Proxy Statement”). Such description is incorporated into this Item 5.02 by reference.

Amendment and Restatement of Amended and Restated 2003 Equity Incentive Plan
On November 15, 2017, at the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2003 Equity Incentive Plan (the “2003 Plan”, and the 2003 Plan, as most recently amended and restated, the “Amended and Restated 2003 Plan”) to:
(1) increase the number of shares of the Company's Common Stock reserved under the 2003 Plan by the sum of (i) 4,000,000 new shares, (ii) the number of shares remaining for issuance under the Company's 2005 Acquisition Equity Incentive Plan (“Acquisition Plan”) as of November 15, 2017, the date such Acquisition Plan was terminated (the “Restatement Date”), and (iii) the number of shares subject to outstanding stock awards granted under the Acquisition Plan that on or after Restatement Date would have otherwise been available for reissuance under the Acquisition Plan;
(2) eliminate the 2003 Plan’s fungible share provision;
(3) set a limit on the total value of equity and cash compensation that may be paid to each of the Company's non-employee directors during each fiscal year; and
(4) reapprove the material terms of the 2003 Plan for purposes of Section 162(m) of the Internal Revenue Code, including, but not limited to the performance goals and share limitations set forth in the 2003 Plan.
In September 2017, the Board approved the amendment and restatement of the 2003 Equity Plan, subject to stockholder approval.

A more complete description of the Amended and Restated 2003 Plan was included as part of Proposal 6 in the 2017 Proxy Statement and is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2017 Proxy Statement are qualified in their entirety by reference to the Amended and Restated 2003 Plan, a copy of which the Company intends to file as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2017.
Amendment and Restatement of Amended and Restated 1998 Employee Stock Purchase Plan
In addition, at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 1998 Employee Stock Purchase Plan (the “ESPP”) to extend the termination date to November 15, 2027 (the ESPP, as most recently amended and restated, the “Amended and Restated ESPP”). In September 2017, the Board approved the Amended and Restated ESPP, subject to stockholder approval.
A more complete description of the Amended and Restated ESPP was included as part of Proposal 7 in the 2017 Proxy Statement and is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2017 Proxy Statement are qualified in their entirety by reference to the Amended and Restated ESPP, a copy of which the Company intends to file as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2017.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders holding and entitled to vote 206,148,546 shares of the Company's Common Stock, or approximately 90.2% of the total outstanding shares of the Company's Common Stock on the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following seven proposals, each of which is described in detail in the Company’s 2017 Proxy Statement. The final voting results are reported below.
Proposal 1: To elect eight directors to serve until the 2018 Annual Meeting of Stockholders:

Director	For	Withheld	Broker Non-Votes
Richard Belluzzo	178,630,390	1,069,699	26,448,457
Keith Barnes	179,261,494	438,595	26,448,457
Tor Braham	179,266,790	433,299	26,448,457
Timothy Campos	179,261,191	438,898	26,448,457
Donald Colvin	179,269,645	430,444	26,448,457
Masood Jabbar	178,755,066	945,023	26,448,457
Pamela Strayer	179,072,908	627,181	26,448,457
Oleg Khaykin	179,256,638	443,451	26,448,457

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018:

For	Against	Abstain
204,374,758	1,450,740	323,048

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
162,352,093	17,093,734	254,262	26,448,457

Proposal 4: To approve, on a non-binding advisory basis, the frequency of a stockholder vote to approve the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain
148,168,076	118,956	31,230,911	182,146

Consistent with the results of the vote and the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of such votes.
Proposal 5: To approve an amendment of the Company’s bylaws to provide that the courts located within the state of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes:

For	Against	Abstain	Broker Non-Votes
106,888,714	72,592,290	219,085	26,448,457

Proposal 6: To approve the amendment and restatement of the Company’s Amended and Restated 2003 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
157,165,262	22,301,960	232,867	26,448,457

Proposal 7: To approve the amendment and restatement of the Company’s Amended and Restated 1998 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
179,052,476	523,831	123,782	26,448,457

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.
By: /s/ Kevin Siebert
Kevin Siebert
Senior Vice President, General Counsel and Secretary

November 21, 2017